SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
22. SUBSEQUENT EVENTS
On January 25, 2024, our Board of Directors approved an increase to the annual cash dividend per share of Common and Class B common stock to $10.80 per share from $9.80 per share, effective with the dividend that will be paid in April 2024.
On February 1, 2024, one of our wholly owned subsidiaries acquired Commercial Specialists, Inc., a distributor of HVAC products with annual sales of approximately $13,000, operating from two locations in Cincinnati, Ohio
. Consideration for the purchase consisted of $
6,042
in cash,
1,904
shares of Common stock having a fair value of $
750
, and $
562
for repayment of indebtedness, net of cash acquired of $
1,292
.